Exhibit 23.1

                          INDEPENDENT AUDITORS CONSENT

To the Board of Directors
NuTech Digital, Inc.

We hereby consent to the incorporation by reference in the previously filed Registration Statements of NuTech Digital, Inc. on Form S-8 (File No. 333-111876, 333-110059 and 333-106963) of our report, dated February 28, 2005 appearing in this Annual Report on Form 10-KSB of NuTech Digital, Inc. for the year ended December 31, 2004.

                                       /s/ Farber and Hass, LLP
                                       Farber and Hass, LLP

Camarillo, California
March 30, 2005